UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2023
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 4, 2023, the Federal Housing Finance Agency (FHFA) released the 2023 Scorecard for Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).
Compensation for each of our named executive officers, other than our CEO, is governed by the Executive Management Compensation Program. A principal element of such compensation is deferred salary, a portion of which is subject to reduction based on corporate and individual performance. One-half of a participating officer’s At-Risk Deferred Salary (or 15% of Target Total Direct Compensation) is subject to reduction based on FHFA’s assessment of Freddie Mac’s performance against the objectives and assessment criteria set forth in the Scorecard. The Scorecard is set forth below.
2023 Scorecard for Freddie Mac, Fannie Mae, and Common Securitization Solutions
For all Scorecard items, Freddie Mac and Fannie Mae (the Enterprises) and Common Securitization Solutions, LLC (CSS) will be assessed based on the following criteria:
Assessment Criteria
•Each Enterprise’s products and programs foster liquid, competitive, efficient, and resilient housing finance markets that support affordable, sustainable, and equitable access to homeownership and rental housing.
•Each Enterprise conducts its business in a safe and sound manner.
•Each Enterprise meets expectations under all FHFA requirements, including those pertaining to capital, liquidity, and credit risk transfer.
•Each Enterprise continues to manage operations while in conservatorship in a manner that preserves and conserves assets through the prudent stewardship of Enterprise resources.
•Each Enterprise cooperates and collaborates with FHFA to meet the Conservator’s priorities and guidance throughout the course of the year.
•Each Enterprise delivers work products that are high quality, thorough, creative, effective, and timely, and that consider effects on homeowners, multifamily property owners, and renters, the Enterprises, the industry, and other stakeholders.
•Each Enterprise ensures that diversity, equity, and inclusion remain top priorities in strategic planning, operations, and business development.
Promote Equitable Access to Affordable and Sustainable Housing (50%)
Conduct business and undertake initiatives that support affordable, sustainable, and equitable access to homeownership and rental housing, and fulfill all statutory mandates.
Take significant actions to ensure that all borrowers and renters have equitable access to sustainable long-term affordable housing opportunities, including efforts that further energy efficiency, resiliency, and cost savings in the mortgage process. Develop and implement strategies to support and advance the following:
•Sustainable homeownership and affordable rental housing
◦Explore options to expand energy efficiency and to improve resiliency product offerings and policy guidelines.
◦Explore the feasibility of expanding tenant protections in properties financed by the Enterprises.
◦Identify strategies and activities to facilitate greater affordable housing supply within the limits of charter authorities.
◦Plan for implementation of the approved credit score models, informed by stakeholder outreach.
•Equitable access to housing

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Freddie Mac Form 8-K

◦Take meaningful actions to achieve the goals and objectives of the Enterprises’ Equitable Housing Finance Plans.
◦Continue efforts to minimize single-family appraisal bias and improve valuation equity, including by supporting FHFA's implementation of the Property and Valuation Equity (PAVE) action plan.
•Efficiency in the mortgage market
◦Continue modernization of single-family appraisal processes and practices.
◦Leverage data, technology, and other innovations to promote efficiency and cost savings in mortgage processes.
•Climate risks
◦Identify and pursue measures to enhance consumer awareness of climate risks in housing.
◦Continue research to identify at-risk borrowers, properties, and communities to inform policy and improve climate-resiliency efforts.
Manage new multifamily purchases to remain within the multifamily cap requirements, including an expanded focus on workforce/moderate income housing.
Operate the Business in a Safe and Sound Manner (50%)
Operate with heightened focus on safety and soundness and with a prudent risk profile consistent with continued support for housing finance markets throughout the economic cycle, while minimizing the risk of requiring a draw against the Treasury commitment.
Ensure that the Enterprise is resilient to operational, market, credit, counterparty, economic, and climate risks.
•Address examination and supervision findings promptly.
•Maintain effective risk management systems appropriate for entities that need to minimize risk to capital as they rebuild their capital buffers.
•Take appropriate action to address risk exposure and enhance Enterprise counterparty risk controls.
•Strengthen risk management capabilities in identifying, assessing, controlling, monitoring, and reporting on climate risk and incorporating these capabilities into the overall Enterprise risk framework.
•Maintain ability to respond to operational events without significant disruption to the primary or secondary mortgage market.
•Maintain liquidity at levels required by FHFA and sufficient to sustain Enterprise operations through severe stress events.
•Continue to develop the pricing framework to maintain support for core mission single-family borrowers, ensure a level playing field for small and large sellers, foster capital accumulation, and achieve viable returns on capital.
Transfer a meaningful amount of credit risk to private investors in a commercially reasonable and safe and sound manner, reducing risk to taxpayers.
Ensure CSS operates in a safe and sound manner in support of Enterprise securitization activities.

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Freddie Mac Form 8-K

Appendix A: Multifamily Definitions
1. Market share target and review of market size
The 2023 Scorecard establishes a $75 billion cap on the multifamily purchase volume of each Enterprise, for a total of $150 billion and applicable for calendar year 2023. Within this cap, certain loans in affordable and underserved market segments are considered “mission-driven.” The 2023 Scorecard requires that a minimum of 50 percent of Enterprise multifamily loan purchases be mission-driven in accordance with the definitions herein. FHFA anticipates the $75 billion cap to be appropriate given current market forecasts; however, FHFA will continue to review its estimates of market size and mission-driven minimum requirements throughout the year. To prevent market disruption, if FHFA determines that the actual size of the 2023 market is smaller than was initially projected, FHFA will not reduce the caps.
The following sections explain how FHFA will treat mission-driven loans for purposes of the 2023 Scorecard.
2. Loans on targeted affordable housing properties
Targeted affordable housing loans are loans to properties encumbered by a regulatory agreement or a recorded use restriction under which all or a portion of the units are restricted for occupancy by tenants with limited incomes and which restrict the rents that can be charged for those units. FHFA will classify as mission-driven a proportionate amount of the loan for properties in the targeted affordable category, depending on the percentage of units that are restricted by a regulatory agreement or recorded use restriction. FHFA will classify as mission-driven 50 percent of the loan amount if the percentage of restricted units is less than 50 percent of the total units in a project, and 100 percent of the loan amount if the percentage of restricted units is equal to or more than 50 percent.
The following are examples of loans on targeted affordable housing properties that FHFA will classify as mission-driven:
•Loans on properties subsidized by the Low-Income Housing Tax Credit (LIHTC) program, which limits tenant incomes at 60 percent of area median income (AMI) or below;
•Loans on properties developed under state or local inclusionary zoning, real estate tax abatement, loan or similar programs, where the property owner has agreed to: a) restrict a portion of the units for occupancy by tenants with limited incomes in accordance with the requirements of the state or local program and restrict the rents that can be charged for those units at rents affordable to those tenants; and b) enforce these restrictions through a regulatory agreement or recorded use restriction;
•Loans on properties covered by a Section 8 Housing Assistance Payment contract where the contract limits tenant incomes to 80 percent of AMI or below. FHFA will not consider a unit that is occupied by a Section 8 certificate or voucher holder as a targeted affordable housing unit unless there is also a contract, a regulatory agreement, or a recorded use restriction; and
•Loans on properties where a Public Housing Authority (PHA), or a nonprofit development affiliate of a PHA, is the borrower, and where the regulatory agreement or recorded use restriction restricts all or a portion of the units for occupancy by tenants with limited incomes and/or restricts the rents that can be charged for those units.
On a case-by-case basis, FHFA will consider Enterprise requests to classify other loans as mission-driven that meet affordable housing and mission goals but do not meet the exact definition of targeted affordable housing. Requests may be submitted for consideration only after meeting with FHFA to discuss the request.
3. Loans to preserve affordability at workforce housing properties
Loans to preserve affordability at workforce housing properties may be classified as mission-driven if the property has units that are subject to either rent or income restrictions codified in loan agreements. FHFA will classify as mission-driven units where the loan agreements require a sponsor to preserve affordability at the “other affordable” market levels outlined below or that adhere to the standard of a state or local housing affordability initiative, for at least 10 years or the term of the loan. FHFA will classify as mission-driven 50 percent of the loan amount if the percentage of restricted units is less than 50 percent of the total units in a project, and 100 percent of the loan amount if the percentage of restricted units is equal to or more than 50 percent.
4. Loans on other affordable units
FHFA will classify as mission-driven units whose rents are affordable to tenants at various income thresholds but that are not subject to a regulatory agreement or recorded use restriction in market-rate properties, 5-50 unit properties (small multifamily properties), and seniors housing. FHFA will count as mission-driven, the pro rata portion of the loan amount based on the percentage of units with affordable, unsubsidized/market rents, as described below.
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Freddie Mac Form 8-K

a.Loans on affordable units in standard markets
Standard markets are those that are not located in designated cost-burdened or very cost-burdened renter markets. For properties located in these markets, the income threshold for affordability is 80 percent of AMI or below
b. Loans on affordable units in cost-burdened or very cost-burdened renter markets
In cost-burdened renter markets as designated by FHFA, the income threshold for affordability is 100 percent of AMI or below. In very cost-burdened renter markets as designated by FHFA, the income threshold for affordability is 120 percent of AMI or below.
5. Loans on properties located in rural areas
Rural areas are those areas designated as such in the Duty to Serve regulation. FHFA will classify as mission-driven, the pro rata portion of the loan amount based on the percentage of units affordable at 100 percent of AMI or below.
6. Manufactured housing community blanket loans
Loans to manufactured housing communities are blanket loans secured by the land and the rental pads. FHFA will classify as mission-driven the share of the loan amount of a manufactured housing community blanket loan that reflects the share that receives credit under the Duty to Serve regulation.1
FHFA strongly encourages the adoption of tenant pad lease protections that meet or exceed those listed in the Duty to Serve regulation in all manufactured housing communities.
7. Loans to finance energy or water efficiency improvements
Loans to finance energy or water efficiency improvements are loans funded by the Enterprises under their own specialized financing programs for this purpose. For loans under the Freddie Mac Green Up and Green Up Plus and Fannie Mae Green Rewards loan programs, 50 percent of the loan amount will be classified as mission-driven if at least 20 percent but less than 50 percent of the unit rents are affordable at or below 80 percent of AMI, and 100 percent of the loan amount if the percentage of affordable units is equal to or more than 50 percent.
The renovations under the program (including subsequent program enhancements, as approved by FHFA) must project a minimum 15 percent reduction in annual whole property energy consumption and a minimum 15 percent reduction in annual whole property water and/or energy consumption. (Thus, a property projecting 30 percent energy consumption reduction would qualify for mission-driven credit, as would a property projecting 15 percent energy and 15 percent water consumption reduction, or 20 percent energy and 10 percent water consumption reduction.)
In addition, prior to Enterprise purchase, all Freddie Mac Green Up and Green Up Plus and Fannie Mae Green Rewards transactions must have a third-party data collection firm engaged for ongoing data collection for the life of the loan to receive mission-driven credit. This third-party firm can be funded by the borrower, the lender, or the Enterprise. FHFA will require specific data elements on all transactions where energy or water efficiency improvements are made for both Enterprises to determine the effectiveness of the programs in achieving policy outcomes, on an annual basis.
For loans funded under the Freddie Mac Green Certified program or the Fannie Mae Green Building Certification program, FHFA will classify as mission-driven 50 percent of the loan amount if at least 20 percent but less than 50 percent of the unit rents are affordable at or below 80 percent of AMI, and classify 100 percent of the loan amount if the percentage of affordable units is equal to or more than 50 percent.
8. Other Scorecard requirements
For purposes of reporting on loan and commitment activity under the 2023 caps, the Enterprises must: a) use the definitions for determining unit affordability of seniors housing assisted living units, co-op units, and shared living arrangements, including student housing, that are included in the housing goals regulation at 12 CFR 1282.1; b) use affordability data as of the loan acquisition date; c) report monthly to FHFA on their acquisition and commitment volumes using a reporting format defined by FHFA; and d) report quarterly on their acquisition volumes under the caps including detail on mission-driven loan purchases using a reporting format to be determined by FHFA.
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1 Methodology for calculating manufactured housing community blanket loan mission-driven classification described in FHFA memo dated February 22, 2022: Revisions to March 18, 2021 Memorandum on Counting
Methodology and Reporting Requirements for Manufactured Housing Communities with Tenant Pad Lease
Protections.
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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Michael J. DeVito
Michael J. DeVito
Chief Executive Officer
Date: January 6, 2023

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Freddie Mac Form 8-K